UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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ZOLL MEDICAL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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ZOLL MEDICAL CORPORATION

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on Wednesday, January 25, 2006

NOTICE IS HEREBY GIVEN that the 2006 Annual Meeting of Shareholders (the “Annual Meeting”) of ZOLL Medical Corporation (the “Company”) will be held on Wednesday, January 25, 2006 at 10:00 a.m. at the Conference Center at Goodwin Procter LLP, Exchange Place, Boston, Massachusetts 02109 for the following purposes:

1. To elect two Class II directors of the Company to serve until the 2009 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified;

2. To approve certain amendments to the Company’s Amended and Restated 2001 Stock Incentive Plan;

3. To approve the adoption of the Company’s 2006 Non-Employee Director Stock Option Plan;

4. To ratify and approve the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm; and

5. To consider and act upon any other matters which may properly be brought before the Annual Meeting and at any adjournments or postponements thereof.

Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned, or to which the Annual Meeting may be postponed.

The Board of Directors has fixed the close of business on December 9, 2005 as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof. Shareholders of record of the Company’s common stock, par value $0.02 per share, at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof.

You are requested to complete and sign the enclosed form of proxy which is being solicited by the Board of Directors and to mail it promptly in the enclosed postage-prepaid envelope. Any proxy may be revoked by delivery of a later dated proxy. Shareholders of record who attend the Annual Meeting may vote in person, even if they have previously delivered a signed proxy.

By Order of the Board of Directors

STEPHEN KORN
Secretary

Chelmsford, Massachusetts
December 20, 2005

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE PROVIDED. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
PROPOSAL 1 ELECTION OF A CLASS OF DIRECTORS
Stock Performance Chart
PROPOSAL 2 AMENDING THE AMENDED AND RESTATED 2001 STOCK INCENTIVE PLAN
PROPOSAL 3 APPROVAL OF THE 2006 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
PROPOSAL 4 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
OTHER MATTERS
APPENDIX A
ZOLL MEDICAL CORPORATION AMENDED AND RESTATED 2001 STOCK INCENTIVE PLAN
APPENDIX B
ZOLL MEDICAL CORPORATION 2006 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

ZOLL MEDICAL CORPORATION
269 Mill Road
Chelmsford, Massachusetts 01824

PROXY STATEMENT

2006 ANNUAL MEETING OF SHAREHOLDERS
To Be Held on Wednesday, January 25, 2006

December 20, 2005

General Information

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of ZOLL Medical Corporation (the “Company”) for use at the 2006 Annual Meeting of Shareholders of the Company to be held on Wednesday, January 25, 2006 at 10:00 a.m., and at any adjournments or postponements thereof, at the Conference Center at Goodwin Procter LLP, Exchange Place, Boston, Massachusetts 02109 (the “Annual Meeting”). At the Annual Meeting, shareholders will be asked to vote upon (1) the election of two Class II directors of the Company, (2) certain amendments to the Company’s Amended and Restated 2001 Stock Incentive Plan (the “Plan Amendment”), (3) the adoption of the Company’s 2006 Non-Employee Director Stock Option Plan (the “Director Plan”), (4) the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm, and (5) any other matters properly brought before the Annual Meeting.

Voting

This proxy statement and the accompanying Notice of Annual Meeting and proxy card are first being sent to shareholders on or about December 20, 2005. The Board of Directors has fixed the close of business on December 9, 2005 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”). Only shareholders of record of Company common stock, par value $0.02 per share (the “Common Stock”), at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 9,599,159 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Holders of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held by them.

The presence, in person or by proxy, of holders of at least a majority in interest of the total number of issued and outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes are each included in the number of shares present at the Annual Meeting for purposes of establishing a quorum. Directors are elected by a plurality of the votes cast at the Annual Meeting. Votes may be cast FOR or WITHHELD FROM each nominee. Votes cast FOR the nominees will count as “yes votes”; votes that are WITHHELD FROM the nominees will be excluded entirely from the vote and will have no effect. The Plan Amendment, the adoption of the Director Plan and the ratification of the selection of the independent registered public accounting firm shall each be approved by a majority of the shares voting on the approval of the Plan Amendment, the adoption of the Director Plan and the ratification of the selection of the independent registered public accounting firm, as applicable. Votes may cast FOR or AGAINST the approval of the Plan Amendment, FOR or AGAINST the approval of the adoption of the Director Plan and FOR or AGAINST the approval of the ratification of the selection of the independent registered public accounting firm. Abstentions and broker non-votes are each included in the number of shares present at the Annual Meeting for purposes of establishing a quorum. Abstentions and broker non-votes will have no effect on the outcome of the election of directors, the approval of the Plan Amendment, the adoption of the Director Plan or the ratification of the selection of the independent registered public accounting firm.

Shareholders of the Company are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-prepaid envelope. Shares represented by a properly executed proxy received prior to the vote at the Annual Meeting and not revoked will be voted at the Annual Meeting as directed on the proxy. If a properly executed proxy is submitted and no instructions are given, the proxy will be voted FOR the election of the nominees for Class II director of the Company named in this proxy statement, FOR the approval of the Plan Amendment, FOR the approval of the adoption of the Director Plan and FOR the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm. It is not anticipated that any matter other than that set forth in this proxy statement will be presented at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders. The Board of Directors unanimously recommends a vote FOR the nominees, FOR the approval of the Plan Amendment, FOR the approval of the adoption of the Director Plan and FOR the approval of the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm.

A shareholder of record may revoke a proxy at any time before it has been exercised by (1) filing a written revocation with the Secretary of the Company at the address of the Company set forth above, (2) filing a duly executed proxy bearing a later date, or (3) appearing in person and voting by ballot at the Annual Meeting. Any shareholder of record as of the Record Date attending the Annual Meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a shareholder at the Annual Meeting will not constitute revocation of a previously given proxy.

The Company’s 2005 Annual Report, including the Company’s audited financial statements for the fiscal year ended October 2, 2005, is being mailed to shareholders concurrently with this proxy statement.

PROPOSAL 1

ELECTION OF A CLASS OF DIRECTORS

The Board of Directors of the Company is currently comprised of seven members and is divided into three classes, with the directors in each class serving for a term of three years and until their successors are duly elected and qualified. As the term of one class expires, a successor class is elected at each succeeding annual meeting of shareholders. Dr. Willard M. Bright and Thomas M. Claflin II are currently serving as Class II Directors. Dr. Bright is retiring as a Director effective as of the Annual Meeting and accordingly has not been nominated. Therefore, effective as of the Annual Meeting, the Board of Directors has reduced the size of the Board of Directors from seven members serving currently to six members. Concurrently with this reduction in the size of the Board, Mr. Packer will cease to be a Class III director and will become a Class II director. This will leave two directors serving in each class of directors.

Therefore, at the Annual Meeting, two Class II directors will be elected to serve until the 2009 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified. Based on the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors has nominated Mr. Claflin and Mr. Packer, who is currently serving as a Class III director, for election as Class II directors (the “Nominees”). The Board of Directors anticipates that each of the Nominees will serve as a director if elected. However, if the Nominees nominated by the Board of Directors are unable to accept election, the proxies will be voted for the election of such other person as the Board of Directors may recommend.

Proxies may not be voted for a greater number of persons than the number of nominees named below. In order to be elected, each nominee must receive the affirmative vote of a plurality of the issued and outstanding shares of the Common Stock represented in person or by proxy at the Annual Meeting and entitled to vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE TWO DIRECTOR NOMINEES LISTED BELOW.

Information Regarding Nominees and Directors

The following table sets forth certain information with respect to the Nominees for election as directors at the Annual Meeting and those continuing directors of the Company whose terms expire at the Annual Meetings of Shareholders in 2007 and 2008 based on information furnished to the Company by each director. The following information is as of November 30, 2005 unless otherwise specified.

			Amount and Nature of
		Director	Beneficial Ownership		Percent
Name and Principal Occupation For Past Five Years	Age	Since	of Common Stock(1)		Of Class

Class I Continuing Directors — Term to Expire 2008
Daniel M. Mulvena	57	1998	11,000	(2)	*
Mr. Mulvena is the owner of Commodore Associates, Inc., a consulting company. From 1992 to 1995, Mr. Mulvena was a Group Vice President of Boston Scientific Corporation. Mr. Mulvena is a director of Thoratec Corporation, where he serves as chairman of its Compensation Committee.

Benson F. Smith	58	2000	11,000	(3)	*
Mr. Smith is an author and speaker, primarily for the Gallup Organization, a research organization. Mr. Smith was formerly President, Chief Operating Officer and a member of the Board of Directors of C.R. Bard, Inc. Mr. Smith worked at C.R Bard, Inc. in various capacities for 25 years until his retirement in 1998. Mr. Smith currently serves as a director of Rochester Medical Corporation, Teleflex inc., and Solace Therapeutics, as well as a board member for a variety of academic and health-related organizations.

Class II Nominees for Election at the 2006 Annual Meeting
Thomas M. Claflin, II	64	1980	19,945	(4)	*
Mr. Claflin is a principal of Claflin Capital Management, Inc., a venture capital firm, and general partner of its venture capital partnerships. Mr. Claflin is a director of Point Therapeutics, Inc., where he serves as a member of its Audit Committee.

Richard A. Packer	48	1996	165,738	(5)	1.7%
Mr. Packer joined the Company in 1992 and in November 1999 was appointed Chairman of the Board of Directors and Chief Executive Officer. Mr. Packer served as President, Chief Operating Officer and Director from 1996 to his appointment as CEO. From 1992 to 1996 he has served as Chief Financial Officer and Vice President of Operations of the Company. From 1987 to 1992, Mr. Packer served as Vice President of various functions for Whistler Corporation, a consumer electronics company. Prior to this, Mr. Packer was a manager with the consulting firm of PRTM/KPMG, specializing in operations of high technology companies. Mr. Packer received B.S. and M. Eng. degrees from the Rensselaer Polytechnic Institute and an M.B.A. degree from the Harvard Graduate School of Business Administration.

			Amount and Nature of
		Director	Beneficial Ownership		Percent
Name and Principal Occupation For Past Five Years	Age	Since	of Common Stock(1)		Of Class

Class III Continuing Directors — Term to Expire 2007
James W. Biondi, M.D.	49	1999	12,000	(6)	*
Dr. Biondi founded and served as Chairman of the Board of Directors of Cardiopulmonary Corporation, a medical device company, since 1988 and Chief Executive Officer since 1992. Dr. Biondi also serves as Chairman of the Board of Directors of Ivy Biomedical Systems, Inc. Dr. Biondi received a B.S. degree from Rensselaer Polytechnic Institute and a M.D. degree from Albany Medical College.

Robert J. Halliday	51	2003	5,250	(7)	*
Mr. Halliday is the Executive Vice President and Chief Financial Officer of Varian Semiconductor Equipment Associates, Inc. Mr. Halliday has been the Chief Financial Officer of Varian Semiconductor since March 2001. Prior to joining Varian Semiconductor, Mr. Halliday was Vice President and Chief Financial Officer of Unica Corporation, a software company. Previously, Mr. Halliday had held the positions of Chief Operating Officer and Chief Financial Officer of Ionics, Inc., a manufacturer of water treatment equipment. Mr. Halliday had been Chief Financial Officer of Ionics, Inc. from 1990 and Group Vice President of the Consumer Water Group of Ionics, Inc. from 1996 to 2000. Mr. Halliday received an M.B.A. degree from The Wharton School of Finance and a B.S. degree from the University of Pennsylvania’s Wharton School, and he is a Certified Public Accountant.

All directors and executive officers as a group (16 persons)			502,318	(8)	5.2%

*	Less than 1%.

(1)	The persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to the information contained in the other footnotes to this table.

(2)	Represents 11,000 shares of Common Stock issuable upon exercise of options to purchase Common Stock which are exercisable within 60 days after December 1, 2005. Does not include 3,000 options to purchase Common Stock which are not exercisable within 60 days of December 1, 2005.

(3)	Represents 11,000 shares of Common Stock issuable upon exercise of options to purchase Common Stock which are exercisable within 60 days after December 1, 2005. Does not include 3,000 options to purchase Common Stock which are not exercisable within 60 days of December 1, 2005.

(4)	Includes 11,000 shares of Common Stock issuable upon exercise of options to purchase Common Stock which are exercisable within 60 days after December 1, 2005. Does not include 3,000 options to purchase Common Stock which are not exercisable within 60 days of December 1, 2005.

(5)	Includes 152,438 shares of Common Stock issuable upon exercise of options to purchase Common Stock which are exercisable within 60 days after December 1, 2005. Does not include 87,563 options to purchase Common Stock which are not exercisable within 60 days of December 1, 2005.

(6)	Includes 11,000 shares of Common Stock issuable upon exercise of options to purchase Common Stock which are exercisable within 60 days after December 1, 2005. Does not include 3,000 options to purchase Common Stock which are not exercisable within 60 days of December 1, 2005.

(7)	Represents 5,250 shares of Common Stock issuable upon exercise of options to purchase Common Stock which are exercisable within 60 days after December 1, 2005. Does not include 7,750 options to purchase Common Stock which are not exercisable within 60 days of December 1, 2005.

(8)	Includes 391,401 shares of Common Stock issuable upon exercise of options to purchase Common Stock which are exercisable within 60 days after December 1, 2005. Does not include 291,350 options to purchase Common Stock which are not exercisable within 60 days of December 1, 2005. Does not include shares of Common Stock owned by one executive officer through one of the funds (the ZOLL Medical Corporation Employer Stock Fund) in the ZOLL Medical Corporation Employee Savings Plan.

The Board of Directors and Its Committees

The Board of Directors of the Company held four meetings during the fiscal year ended October 2, 2005. Each of the directors attended more than 75% of the aggregate of the total number of meetings of the Board of Directors and of the committees of which he was a member which were held during the period he was a director or committee member. Our Annual Meeting of Shareholders is generally held to coincide with one of the Board’s regularly scheduled meetings. The Company does not have a formal policy requiring members of the Board of Directors to attend our annual meetings, although all directors typically attend the annual meeting. Each of the directors attended the 2005 Annual Meeting of Shareholders.

The Company has standing Audit, Compensation, and Nominating and Corporate Governance Committees.

Audit Committee.  During the 2005 fiscal year the members of the Audit Committee were Messrs. Smith (as Chairman) and Halliday and Dr. Biondi. The Board of Directors has determined that each of the members of the Audit Committee is “independent” under the rules of the National Association of Security Dealers and the Securities and Exchange Commission. The Board of Directors has also determined that Mr. Halliday qualifies as the “audit committee financial expert” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee has a written charter adopted by the Board of Directors, which is available on the Company’s website at www.zoll.com and will be sent in paper form to any shareholder who submits a request to the Company’s Secretary at the address listed on page 1. The Board of Directors and the Audit Committee have adopted an Audit Committee Complaint Procedure, which is available on the Company’s website at www.zoll.com and will be sent in paper form to any shareholder who submits a request to the Company’s Secretary at the address listed on page 1. The Audit Committee is responsible for assisting the Board of Directors in general oversight and monitoring of management’s and the independent auditor’s participation in the Company’s financial reporting process and its primary objective in fulfilling these responsibilities is to promote and preserve the integrity of the Company’s financial statements and the independence of the Company’s external independent auditor. During the fiscal year ended October 2, 2005, the Audit Committee held ten meetings. The Audit Committee’s report on the Company’s audited financial statements for the fiscal year ended October 2, 2005 appears elsewhere in this proxy statement.

Compensation Committee.  During the 2005 fiscal year, the members of the Compensation Committee were Mr. Mulvena (as Chairman) and Dr. Biondi. The Board of Directors has determined that each member of the Compensation Committee is “independent” under the rules of the National Association of Security Dealers and the Securities and Exchange Commission. The Company has adopted a Compensation Committee Charter. A copy of the Compensation Committee Charter is available on the Company’s website at www.zoll.com and will be sent in paper form to any shareholder who submits a request to the Company’s Secretary at the address listed on page 1. The Compensation Committee (1) annually reviews and makes recommendations to the Board of Directors with respect to the compensation of all directors, officers and members of senior management of the Company; (2) reviews and approves the corporate goals and objectives that may be relevant to the compensation of the Chief Executive Officer and evaluates the Chief Executive Officer’s performance in light of the goals and objectives that were set for the Chief Executive Officer and determines the Chief Executive Officer’s compensation based on such evaluation; and (3) administers the Company’s Amended and Restated 2001 Stock Incentive Plan, 1992 Stock Option Plan and the Non-Employee Director Stock Option Plan and, if it is approved by the shareholders at the Annual Meeting, will administer the 2006 Non-Employee Director Stock Option

Plan. During the fiscal year ended October 2, 2005, the Compensation Committee held five meetings. The Compensation Committee’s report on executive compensation appears elsewhere in this proxy statement.

Nominating and Corporate Governance Committee.  During the 2005 fiscal year, the members of the Nominating and Corporate Governance Committee were Messrs. Claflin (as Chairman) and Mulvena. The Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is “independent” under the rules of the National Association of Security Dealers and the Securities and Exchange Commission. The Company has adopted a Nominating and Corporate Governance Committee Charter. A copy of the Nominating and Corporate Governance Committee Charter is available on the Company’s website at www.zoll.com and will be sent in paper form to any shareholder who submits a request to the Company’s Secretary at the address listed on page 1. The Nominating and Corporate Governance Committee is responsible for developing and recommending to the Board of Directors a set of corporate governance guidelines and periodically reviewing such guidelines and recommending any changes to them. The Company has adopted Corporate Governance Guidelines, which are available on the Company’s website at www.zoll.com and will be sent in paper form to any shareholder who submits a request to the Company’s Secretary at the address listed on page 1. In addition, the Nominating and Corporate Governance Committee reviews and evaluates potential nominees for election or appointment to the Board of Directors and recommends such nominees to the full Board of Directors. The Nominating and Corporate Governance Committee will consider a nominee for election to the Board of Directors recommended by a shareholder of record if the shareholder submits the nomination following the timing and information requirements of the Company’s Amended and Restated By-laws. Such proposal should specify whether the named person(s) should be considered by the Nominating and Corporate Governance Committee for inclusion as a Board of Directors nominee or whether the named person(s) are to be considered shareholder nominees under the By-Laws. Please see the section of this proxy statement entitled “Other Matters — Shareholder Proposals” for a summary of these requirements. At a minimum, each nominee, whether proposed by a shareholder or any other party, is expected to have the highest personal and professional integrity, shall demonstrate sound judgment, have an experience base useful to the Company and complementary to the other directors, and shall be expected to effectively interact with other members of the Board to serve the long-term interests of the Company and its shareholders. The Nominating and Corporate Governance Committee recommended that Mr. Claflin and Mr. Packer each be nominated for election to serve as Class II directors to serve until the 2009 Annual Meeting of Shareholders. During the fiscal year ended October 2, 2005, the Nominating and Corporate Governance Committee held one meeting.

Please note that the information contained in our website is not incorporated by reference in, or considered to be a part of, this proxy statement.

Director Independence

The Board of Directors has determined that each of Dr. Biondi, Mr. Claflin, Mr. Halliday, Mr. Mulvena and Mr. Smith is an “independent director” in accordance with corporate governance rules of the National Association of Securities Dealers as a result of having no relationship with the Company other than (1) serving as a director and a Board of Directors committee member, (2) receiving related fees as disclosed in this proxy statement, and (3) having beneficial ownership of Company Common Stock as disclosed in the section of this proxy statement entitled “Proposal 1 — Election of a Class of Directors — Information Regarding Nominees and Directors.” Therefore, the Company currently has a majority of “independent directors.”

Meetings of Independent Directors

Independent directors of the Company regularly meet in executive sessions outside the presence of management. Currently, the independent directors of the Company are Dr. Biondi, Mr. Claflin, Mr. Halliday, Mr. Mulvena and Mr. Smith. The presiding director for these meetings is currently Mr. Claflin. Any interested parties who wish to make their concerns known to the independent directors may avail themselves of the same procedures utilized with respect to the Company’s Audit Committee Complaint Procedures. The Audit Committee Complaint Procedures are available on the Company’s website at www.zoll.com.

Communication with the Board of Directors

If you wish to communicate with any of our Directors or the Board of Directors as a group, you may do so by either (1) following the same procedures with respect to the Company’s Audit Committee Complaint Procedures (available on the Company’s website at www.zoll.com), or (2) by writing to the Board of Directors, or such individual director(s) c/o the Secretary, ZOLL Medical Corporation, 269 Mill Road, Chelmsford, Massachusetts 01824-4105.

We recommend that all correspondence be sent via certified U.S. mail, return receipt requested. All correspondence received by the Secretary will be forwarded promptly to the appropriate addressee(s).

Employee Code of Conduct

The Company has adopted an Employee Code of Conduct, which is available on the Company’s website at www.zoll.com and will be sent in paper form to any shareholder who submits a request to the Company’s Secretary at the address listed on page 1. The Employee Code of Conduct applies to all employees of the Company and the Board of Directors of the Company, and is meant to provide a general framework for the Company’s expectations with respect to the conduct of its employees and directors.

Director Compensation

For fiscal 2005, non-employee directors of the Company received: (1) a $15,000 annual retainer payable quarterly, (2) a $2,000 annual retainer for Committee Chairmen payable quarterly, (3) a $1,000 meeting fee for each meeting of directors attended, (4) a $500 committee meeting fee for each committee meeting attended and (5) a $200 meeting fee for each telephonic meeting of directors or committee meeting attended (at the discretion of the applicable Board or Committee Chairman).

For fiscal 2006, non-employee directors of the Company will receive (1) a $22,000 annual retainer, payable quarterly, (2) a $4,000 annual retainer for each of the Compensation and Nominating and Corporate Governance Committee Chairman, payable quarterly, (3) a $6,000 annual retainer for the Audit Committee Chairman, payable quarterly, (4) a $2,000 meeting fee for each meeting of the directors attended, (5) a $750 meeting fee for each Compensation Committee and Nominating and Corporate Governance Committee meeting attended, (6) a $1,000 meeting fee for each Audit Committee meeting attended, and (7) a $500 meeting fee for each telephonic meeting of the Board or a Committee of the Board.

Non-Employee Directors’ Stock Option Plan.  The Company has adopted a Non-Employee Directors’ Stock Option Plan. On November 9, 2004, the Company issued to each of its non-employee directors a non-qualified option to purchase 1,000 shares of the Company’s Common Stock pursuant to the Non-Employee Directors’ Stock Option Plan. The exercise price of each option is $33.04 per share, the closing price of the Company’s Common Stock on November 9, 2004.

On November 15, 2005, the Company issued to each of its non-employee directors a non-qualified option to purchase 2,000 shares of Common Stock pursuant to the Non-Employee Directors’ Stock Option Plan. The exercise price of each option is $22.51 per share, the closing price of the Company’s Common Stock on November 15, 2005.

The Non-Employee Directors’ Stock Option Plan provides that each director of the Company who is not also an employee of the Company will be granted options to purchase 10,000 shares of the Company’s Common Stock. Each non-employee director of the Company who served in such position on April 23, 1996, the effective date of this plan, received a grant of options as of that date. Each non-employee director who is first elected to the Board of Directors after that date is automatically granted an option to purchase 10,000 shares of Common Stock on the date such person is initially elected to the Board. The exercise price of options granted under this plan is equal to the fair market value of the Common Stock on the date of grant. All options granted under this plan vest in four equal annual installments beginning on the first anniversary of the date of grant.

The Non-Employee Directors’ Stock Option Plan expires in April 2006, and on November 15, 2005 the Board of Directors of the Company adopted the Director Plan. See Proposal 3 for more information on the Director Plan.

Non-Employee Director Compensation for 2005

		Director	Committee
		Meeting	Meeting	Shares Underlying
	Retainer ($)	Fee ($)	Fee ($)	Options Granted

James W. Biondi, M.D.	15,000	4,000	4,500	1,000
Willard M. Bright, Ph.D.	15,000	4,000	—	1,000
Thomas M. Claflin, II	17,000	4,000	500	1,000
Robert J. Halliday	15,000	4,000	3,200	1,000
Daniel M. Mulvena	17,000	4,000	1,600	1,000
Benson F. Smith	17,000	4,000	3,400	1,000

Executive Compensation

Summary Compensation Table.  The following table sets forth the aggregate cash compensation paid by the Company with respect to the three fiscal years ended October 2, 2005 and October 3, 2004, and September 28, 2003, respectively, to the Company’s Chief Executive Officer and each of the four other most highly compensated executive officers in fiscal year 2005 (collectively, the “Named Executive Officers”).

					Long-Term
					Compensation
					Awards
					Shares
		Annual Compensation			Underlying
Name and				Other Annual	Options	All Other
Principal Position	Year	Salary ($)	Bonus ($)(1)	Compensation ($)	Granted (#)	Compensation ($)(2)

Richard A. Packer	2005	305,000	29,000	—	12,500	4,240
Chief Executive Officer	2004	305,000	29,250	—	12,500	3,990
and President	2003	295,000	165,000	—	18,000	3,740
A. Ernest Whiton	2005	205,000	32,000	—	4,500	4,062
Chief Financial Officer and	2004	205,000	37,000	—	4,500	3,812
Vice President, Administration	2003	195,000	77,500	—	14,000	3,522
Donald Boucher	2005	180,000	8,500	—	1,500	3,963
Vice President — Research	2004	180,000	25,500	—	1,500	3,713
and Development	2003	170,000	49,750	—	5,000	3,423
Steven Flora	2005	195,000	10,000	—	4,500	4,022
Vice President — North	2004	195,000	38,000	—	4,500	3,772
American Sales	2003	180,000	70,000	—	10,000	3,463
Ward M. Hamilton	2005	175,000	6,500	—	2,500	1,171
Vice President — Marketing	2004	175,000	16,000	—	2,500	1,211
	2003	165,000	39,500	—	7,000	1,187

(1)	Amounts shown for each fiscal year include bonuses paid during the succeeding fiscal year. Thus, the 2003 bonus includes an amount paid in fiscal 2004 for fiscal 2003, the 2004 bonus includes an amount paid in fiscal 2005 for fiscal 2004 and the 2005 bonus includes an amount to be paid in fiscal 2006 for fiscal 2005.

(2)	All Other Compensation reflects life insurance premiums and 401(k) contributions paid by the Company for the Named Executive Officers.

Option Grants in Last Fiscal Year.  The following table sets forth certain information regarding options granted during the fiscal year ended October 2, 2005 by the Company to the Named Executive Officers.

		Individual Grants			Potential Realizable
		% of Total			Value at Assumed
	Number of	Options			Annual Rates of
	Securities	Granted			Stock Price
	Underlying	to	Exercise or		Appreciation For
	Options	Employees	Base Price	Expiration	Option Term(1)
Name	Granted (#)	in 2005	($/Sh)	Date	5% ($)	10% ($)

Richard A. Packer	6,250	4.1%	33.04	11/09/2014	129,867	329,108
	6,250	4.1%	33.27	02/08/2015	130,771	331,399
A. Ernest Whiton	2,250	1.5%	33.04	11/09/2014	46,752	118,479
	2,250	1.5%	33.27	02/08/2015	47,077	119,304
Donald Boucher	750	0.5%	33.04	11/09/2014	15,584	39,493
	750	0.5%	33.27	02/08/2015	15,692	39,768
Steven Flora	2,250	1.5%	33.04	11/09/2014	46,752	118,479
	2,250	1.5%	33.27	02/08/2015	47,077	119,304
Ward M. Hamilton	1,250	0.8%	33.04	11/09/2014	25,973	65,822
	1,250	0.8%	33.27	02/08/2015	26,154	66,280

(1)	Represents the value of the options granted at the end of the option terms if the price of the Company’s Common Stock were to appreciate annually by 5% and 10%, respectively. There is no assurance that the stock price will appreciate at the rates shown in the table.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values.  The following table sets forth certain information regarding stock options exercised during the fiscal year ended October 2, 2005 and stock options held as of October 2, 2005 by each Named Executive Officer.

			Number of Shares		Value of Unexercised
	Shares		Underlying Unexercised		In-the-Money Options
	Acquired on	Value	Options at Fiscal Year-End		at Fiscal Year-End(2)
Name	Exercise (#)	Realized ($)(1)	Exercisable (#)(3)	Unexercisable (#)	Exercisable ($)(3)	Unexercisable ($)

Richard A. Packer	—	—	152,436	37,564	52,360	—
A. Ernest Whiton	—	—	46,936	15,314	329,049	—
Donald Boucher	—	—	21,499	6,501	8,200	—
Steven Flora	—	—	24,874	13,126	8,200	—
Ward M. Hamilton	1,500	27,630	30,499	9,001	153,363	—

(1)	Value realized equals the aggregate market value of the shares acquired on the exercise date(s), less the applicable aggregate option exercise price(s).

(2)	Year-end value is based on the closing market price per share on September 30, 2005 ($26.23), less the applicable aggregate option exercise price(s) of in-the-money options multiplied by the number of unexercised in-the-money options which are exercisable and unexercisable, respectively.

(3)	Includes options exercisable within 60 days after October 2, 2005.

Stock Performance Chart

The following chart provides an annual comparison, from September 30, 2000, of the cumulative total shareholder return (assuming reinvestment of any dividends) among ZOLL Medical Corporation, the Russell 2000 Index and Nasdaq Medical Equipment Index. The Russell 2000 Index and the Nasdaq Medical Equipment Index cover a broad cross-section of public companies, many of which have relatively small market capitalizations. The historical information set forth below is not necessarily indicative of future performance.

COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN*
AMONG ZOLL MEDICAL CORPORATION, THE RUSSELL 2000 INDEX
AND THE NASDAQ MEDICAL EQUIPMENT INDEX

	9/00	9/01	9/02	9/03	9/04	9/05
ZOLL Medical Corporation	100.00	73.03	62.36	68.74	68.49	53.81
Russell 2000	100.00	78.79	71.46	97.55	113.86	136.66
Nasdaq Medical Equipment	100.00	94.08	88.96	119.92	142.50	166.08

*	$100 invested on 9/30/00 in stock or index — including reinvestment of dividends. Fiscal year ending September 30.

Report of the Compensation Committee

Objective of the Company’s Compensation Program.  The Company’s executive compensation program is intended to attract, retain and reward executives who are capable of leading the Company effectively and continuing its growth in the competitive marketplace for cardiac resuscitation equipment. The Company’s objective is to utilize a combination of cash and equity-based compensation to provide appropriate incentives for executives while aligning their interests with those of the Company’s shareholders.

Like many other public companies, the Company uses a three-pronged approach to its compensation for each executive for the following twelve months. First, the executive’s base salary is intended to create a reasonably competitive minimum level of compensation for each executive for the following twelve months. Second, the Company maintains an incentive bonus program for executive officers and certain other members of management under which discretionary bonuses may be offered based upon the achievement of corporate and individual performance goals. The objective of the incentive bonus program is to reward executives for their past twelve months’ performance. Finally, the Company utilizes stock options granted under its option plans as a long-

term incentive for the executive officers as well as for many other employees of the Company. The Company believes that stock options are important in aligning management and shareholder interests and in encouraging management to adopt a longer-term perspective. Accordingly, options generally provide for incremental vesting over a four-year period. In determining each component of compensation, the Compensation Committee considers all elements of an executive’s total compensation package. The Compensation Committee is also considering the use of Restricted Stock Awards under the Amended and Restated 2001 Stock Incentive Plan (upon approval by the shareholders of the Company at the Annual Meeting of the Plan Amendment) in lieu of stock options as an element of compensation for key employees other than executive officers.

Compensation Committee Procedures.  The Company’s executive compensation program is administered under the direction of the Company’s Compensation Committee, which is currently composed of two non-employee directors, Mr. Mulvena and Dr. Biondi. The Compensation Committee meets periodically and may consult by telephone at other times. The determinations of the Compensation Committee relating to the compensation of the Company’s executive officers and the granting of options are then approved or ratified by all of the non-employee directors.

Factors Considered in Setting Compensation of the Chief Executive Officer and President.  Mr. Packer, who has served as President of the Company since 1996, became Chief Executive Officer and Chairman in November 1999. The Compensation Committee considers the Company’s financial performance, as measured by sales and earnings growth, to be a significant determinant in Mr. Packer’s overall compensation package. In making its determinations, however, the Compensation Committee also considers a number of other factors which are not subject to precise quantitative measurement and which the Compensation Committee believes can only be properly assessed over the long term.

Compensation Decisions for Chief Executive Officer.  Each year the Compensation Committee reviews the performance of the Company’s Chief Executive Officer. For 2005, the Compensation Committee considered a number of factors, including the Company’s financial performance, the revenue and profitability growth of the international operations, development of alternate product lines, development and introduction of next generation products, growth of the Company’s AED revenues, continued development of a strong management team. Accordingly, at the beginning of 2005, the Compensation Committee continued Mr. Packer’s annual salary at $305,000 and at the end of the year awarded Mr. Packer a bonus of $29,000 for fiscal 2005.

Factors Considered in Setting Compensation of the Officers Other than the Chief Executive Officer.  The Compensation Committee also reviews and makes recommendations to the Board of Directors with respect to the compensation of all other executive officers and members of senior management of the Company, as described below.

Base Salary.  The base salary of each executive officer is reviewed annually by the Compensation Committee in consultation with the Chief Executive Officer. Annual salary adjustments are determined by evaluating the financial performance of the Company during the prior year, varying level of responsibilities, prior experience, each executive officer’s contribution to the profitability, sales growth, return on equity and market share of the Company during the prior year and the compensation programs and levels generally paid to executives at other companies.

Incentive Bonus Program.  Discretionary cash bonuses are based upon the achievement of corporate and individual performance goals. At the beginning of each fiscal year, target corporate and individual performance goals are established for each executive officer. Assessment of individual performance is based on the previously established goals for each executive officer comprised of both subjective and objective elements. At the end of the fiscal year, the annual incentive bonuses are calculated based on the actual results for each performance goal. In addition, the Compensation Committee establishes minimum achievement thresholds and maximum bonus levels for each of these performance goals.

Stock Options.  During fiscal 2005, the Compensation Committee granted stock options to the executive officers taking into account such factors as the executives’ levels of responsibility, prior experience, historical award data, individual performance, total compensation package and compensation at peer companies.

Mr. Packer was granted stock options for a total of 12,500 shares. Awards to the Named Executive Officers are detailed in the “Summary Compensation Table” in this proxy statement.

Submitted by the Compensation Committee
for fiscal 2005

Daniel M. Mulvena, Chairman and
James W. Biondi, M.D.

Compensation Committee Interlocks and Insider Participation

All executive officer compensation decisions are made by the Compensation Committee. The current members of the Compensation Committee are Mr. Mulvena and Dr. Biondi, neither of whom is an officer of the Company. The Company is not aware of any compensation committee interlocks or relationships involving members of the Compensation Committee requiring disclosure in this proxy statement.

Report of the Audit Committee

The Audit Committee has:

•	Reviewed and discussed the audited financial statements with management.

•	Discussed with the independent registered public accounting firm, Ernst & Young LLP, the matters required to be discussed by SAS 61.

•	Received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, and has discussed with the independent registered public accounting firm its independence.

•	Based on the review and discussions above, recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee for fiscal 2005

Benson F. Smith, Chairman,
Robert J. Halliday and
James W. Biondi, M.D.

Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has selected the accounting firm of Ernst & Young LLP to serve as its independent registered public accounting firm for the 2006 fiscal year, subject to approval of Ernst & Young’s proposed fee schedule. Ernst & Young has served as the Company’s independent registered public accounting firm since 1984. A representative of Ernst & Young will be present at the Annual Meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

Audit Fees.  During fiscal 2005, the aggregate fees and expenses billed for professional services rendered by Ernst & Young for the audit of the Company’s annual financial statements, review of the Company’s quarterly financial statements, internal control reporting, statutory filings, and services related to registration statements totaled $1,130,000. During fiscal 2004, the aggregate fees and expenses billed by Ernst & Young for such services (which did not include internal control reporting) totaled $364,000.

Audit-Related Fees.  During fiscal 2005, the aggregate fees and expenses billed by Ernst & Young related to services for assistance with internal control reporting and accounting consultations totaled $146,000. During fiscal 2004, the aggregate fees and expenses billed for such services totaled $130,000.

Tax Fees.  During fiscal 2005, the aggregate fees and expenses billed for professional services rendered by Ernst & Young for tax compliance, tax advice and tax planning totaled $73,000. During fiscal 2004, the aggregate fees and expenses billed for professional services rendered by Ernst & Young for tax compliance, tax advice and tax planning totaled $75,000.

All Other Fees.  During fiscal 2005 and 2004 there were no fees and expenses billed for professional services rendered by Ernst & Young to the Company not covered in the three preceding paragraphs.

The Audit Committee must pre-approve all audit and permitted non-audit services to be provided by our independent registered public accounting firm unless an exception to such pre-approval exists under the Exchange Act or the rules of the Securities and Exchange Commission. Each year, the Audit Committee approves the appointment of the independent registered public accounting firm to audit our financial statements, including the associated fee. All of the services described in the four preceding paragraphs were approved by the Audit Committee. The Audit Committee has considered whether the provisions of such services, including non-audit services, by Ernst & Young is compatible with maintaining Ernst & Young’s independence and has concluded that it is.

Severance Arrangements

Mr. Packer has an employment agreement with the Company providing for a severance payment of twelve months’ salary in the event his employment is terminated by the Company without cause. The agreement provides for non-competition for a period of three years following termination. At his fiscal 2005 base salary, Mr. Packer would be entitled to receive a severance payment of approximately $305,000 upon termination.

Each of the Named Executive officers has a severance agreement with the Company that may be triggered upon a change in control of the Company. Mr. Packer’s agreement provides for a severance payment if, within 36 months after a change in control, the Company terminates his employment for any reason or Mr. Packer resigns from the Company for any reason. In either case, Mr. Packer is entitled to receive 2.5 times the sum of (1) his base salary and (2) his most recent bonus paid prior to the change in control in one lump-sum payment, as well as health and dental insurance coverage for 30 months after his separation from the Company. Generally, if Mr. Whiton is terminated by the Company without cause (as defined in his severance agreement) or resigns from the Company for good reason (as defined in his severance agreement) within 18 months after a change in control of the Company, the Company must pay Mr. Whiton two times the sum of his base salary and the most recent bonus prior to the change in control in one lump-sum payment, as well as provide him with health and dental insurance coverage for 18 months after his separation from the Company. Messrs. Boucher, Flora and Hamilton each have severance agreements that provide that if such executive is terminated by the Company without cause (as defined in their respective severance agreements) or resigns from the Company for good reason (as defined in their respective severance agreements) within 18 months after a change in control of the Company, the Company must pay such executive 1.5 times the sum of his base salary and the average of his three most recent bonuses in one lump sum payment, as well as provide him with health and dental insurance coverage for 18 months after separation.

Certain Relationships and Related Party Transactions

Raymond C. Zemlin, the Assistant Secretary of the Company, is a partner in the law firm of Goodwin Procter, LLP, outside counsel to the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership of, and transactions in, the Company’s securities with the Securities and Exchange Commission and the Nasdaq Stock Market. Such directors, executive officers and 10% shareholders are also required to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of reports furnished to the Company, and on written representations from certain reporting persons, the Company believes that, with respect to the fiscal year ended October 2, 2005, each director, executive officer and 10% shareholder of the Company’s securities made timely filings of all reports required by Section 16 of the Exchange Act.

PROPOSAL 2

AMENDING THE AMENDED AND RESTATED 2001 STOCK INCENTIVE PLAN

The Board of Directors has adopted, and is seeking shareholder approval of, certain amendments to the Company’s Amended and Restated 2001 Stock Incentive Plan which would (1) provide for the issuance of up to 60,000 shares of restricted stock; (2) eliminate incentive stock options; and (3) make an additional 315,000 shares of Common Stock available for issuance under the plan as stock options (together, the Plan Amendment).

Reasons for Amendment of the Amended and Restated 2001 Stock Incentive Plan

The Board believes that the ability to grant options to purchase Common Stock assists the Company in attracting and retaining employees who are responsible for leading and contributing to the growth of the Company amid a competitive market for technical, marketing, sales and financial personnel. Currently, options for a total of 773,419 shares are outstanding and there remain only 108,495 shares available for issuance under the Amended and Restated 2001 Stock Incentive Plan, as amended to date (the “2001 Plan”). The proposed increase in the number of shares of Common Stock available for issue under the 2001 Plan would enable the Company to continue the use of the 2001 Plan to attract additional key personnel as well as to retain existing key personnel. The Company has determined to no longer grant incentive stock options under the 2001 Stock Incentive Plan. By granting only non-qualified stock options, the Company will receive advantageous tax treatment when such options are exercised. Finally, the Company is proposing an amendment to enable it to grant up to 60,000 shares of Common Stock subject to restrictions to be determined at the time of the award.

Based on the last reported sale price on the Nasdaq National Market on December 12, 2005 ($26.36 per share), the maximum aggregate market value of the additional 375,000 shares of Common Stock reserved for issuance under the 2001 Stock Incentive Plan would be $9,885,000.

Description of the 2001 Plan

General Terms.  The 2001 Plan was originally adopted by the Board of Directors on November 8, 2001, and was subsequently approved by the Company’s shareholders on February 12, 2002. On February 11, 2003, the Company’s shareholders approved an amendment and restatement of the 2001 Stock Incentive Plan. The Board of Directors of the Company adopted the proposed Plan Amendment to the Amended and Restated 2001 Stock Incentive Plan on November 15, 2005 and recommends that the Company’s shareholders approve the Plan Amendment. To date, a total of 885,000 shares are authorized for issuance under the 2001 Stock Incentive Plan. The following description of the material terms of the 2001 Plan is intended to be a summary only. This summary is qualified in its entirety by the full text of the Amended and Restated 2001 Stock Incentive Plan, which includes the Plan Amendment, and is attached to this proxy statement as Appendix A.

The 2001 Plan, as recommended to the shareholders of the Company for approval, permits the grant of Non-Qualified Options and the grant of awards of Common Stock subject to restrictions and conditions determined by the Plan administrator at the time of grant (“Stock Grants”). These grants may be made to officers and other employees and other key persons (including consultants) of the Company and its subsidiaries. Awards with respect to no more than 100,000 shares of Common Stock may be granted to any one individual in any 12-month period.

During fiscal 2005, options to purchase 147,536 shares were granted under the 2001 Plan. Options with respect to a total of 614,919 shares of Common Stock with issuance prices ranging from $23.08 to $39.84 (and a weighted average of $32.26) were outstanding under the 2001 Plan at October 2, 2005. At October 2, 2005, 266,995 shares were available for grant under the 2001 Plan.

Administration.  The 2001 Plan is administered by the Compensation Committee. Subject to the provisions of the 2001 Plan, the Compensation Committee has full power to recommend to the Board of Directors (i) the individuals to whom grants will be granted, (ii) the amount and types of grants to participants and (iii) the specific terms of each grant.

The option exercise price of each option granted under the Plan is determined by the Compensation Committee and cannot in any event be less than 100% of the fair market value on the date of grant. No option may be exercised subsequent to the termination of the optionee’s employment or other business relationship with the Company unless otherwise determined by the Compensation Committee or provided in the option agreement. Most option agreements provide that the option will be exercisable for a period of 90 days following termination of employment. Upon the exercise of options, the option exercise price must be paid in full either in cash, in shares of stock owned by the optionee for at least six months, or by the optionee delivering an exercise notice along with irrevocable instructions to a broker to pay to the Company the purchase price.

The 2001 Plan, subject to shareholder approval of the Plan Amendment, will also permit Restricted Stock Awards to be made to persons eligible under the 2001 Plan, subject to such conditions and restrictions as the Compensation Committee may determine. Prior to the vesting of shares, recipients of such awards generally will have all the rights of a shareholder with respect to the shares, including voting and dividend rights, subject only to the conditions and restrictions set forth in the 2001 Plan or in any agreement conveying an award of restricted stock. Restricted Stock Awards may be made to persons eligible under the 2001 Plan in recognition of past services or other valid consideration, or in lieu of cash compensation. The Compensation Committee is currently considering the use of Stock Grants in lieu of stock options as an element of compensation for key employees of the Company other than executive officers.

The Compensation Committee may, at its sole discretion, accelerate or extend the date or dates on which all or any particular option or options granted under the 2001 Plan may be exercised or vest, although most options granted or to be granted under the 2001 Plan vest or will vest over a four-year period. In the event of a merger, liquidation or sale of substantially all of the assets of the Company (“Sale Event”), the 2001 Plan provides that all options that are not exercisable immediately prior to the effective time of the Sale Event shall become fully exercisable as of the effective time of the Sale Event. The 2001 Plan and the options and Stock Grants issued thereunder terminate upon the effectiveness of any such Sale Event, unless provision is made in connection with such transaction for the assumption of options.

New Benefits under the 2001 Plan

No grants have been made with respect to the 375,000 shares of Common Stock to be reserved for issuance under the 2001 Plan. The number of shares of Common Stock that may be granted with respect to Non-Qualified Options or Stock Grants to executive officers and all employees including non-executive officers is indeterminable at this time.

Tax Aspects under the U.S. Internal Revenue Code

The following is a summary of the principal federal income tax consequences of transactions under the 2001 Plan. It does not describe all federal tax consequences under the 2001 Plan, nor does it describe state or local tax consequences.

Non-Qualified Options.  No taxable income is realized by the optionee at the time a Non-Qualified Option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of Common Stock on the date of exercise, and the Company receives a tax deduction for the same amount and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of Common Stock have been held. Special rules will apply where all or a portion of the exercise price of the Non-Qualified Option is paid by tendering shares of Common Stock. Upon exercise, the optionee will also be subject to FICA taxes on the excess of the fair market value over the exercise price of the option.

Parachute Payments.  The vesting of any portion of any option or other award that is accelerated due to the occurrence of a change of control may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Internal Revenue Code of 1986, as amended (the “Code”). Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on the Company’s Deductions.  As a result of Section 162(m) of the Code, the Company deduction for certain awards under the 2001 Stock Incentive Plan may be limited to the extent that a covered employee receives compensation in excess of $1,000,000 in such taxable year of the Company (other than performance based compensation that otherwise meets the requirements of Section 162(m) of the Code).

Vote Required For Approval

The affirmative vote of holders of a majority of shares of Common Stock voting on the approval of the amendments to the Amended and Restated 2001 Stock Incentive Plan is required to approve the Plan Amendment.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENTS TO THE AMENDED AND RESTATED 2001 STOCK INCENTIVE PLAN.

PROPOSAL 3

APPROVAL OF THE 2006 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

Background of the Plan

The Company’s 1996 Non-Employee Directors’ Stock Option Plan (the “1996 Plan”) was adopted by the Board of Directors on April 23, 1996. No options may be granted under this plan after April 22, 2006. Accordingly, the Board of Directors has adopted the 2006 Non-Employee Director Stock Option Plan (the “Director Plan”), subject to approval of the shareholders at the Annual Meeting. The purpose of the Director Plan is to promote the interests of the Company by continuing to provide an incentive to obtain and retain the services of highly qualified persons to serve on the Company’s Board of Directors through the granting of options to purchase shares of Common Stock to eligible directors, as had been done with the 1996 Plan. It is increasingly recognized that good corporate governance is promoted by encouraging stock ownership in a company by its directors, and the Director Plan provides a mechanism to effect such ownership. The maximum number of shares of Common Stock that may be issued under the Director Plan is the sum of (i) 55,000 shares and (ii) the number of shares of Common Stock remaining available for grant of options under the 1996 Plan when it expires on April 22, 2006. As of November 30, 2005, only 6,250 shares remained available for grant under the 1996 Plan. This summary is qualified in its entirety by the full text of the Director Plan which is attached to this proxy statement as Appendix B.

Eligibility

As with the expiring 1996 Plan, the Director Plan provides for the grant of options to purchase Common Stock to each eligible director of the Company. No director who is an employee of the Company or any subsidiary thereof is eligible to participate in the Director Plan.

Options

As with the 1996 Plan, pursuant to the Director Plan, each eligible director who is first elected to the Board of Directors after the Company’s 2006 Annual Meeting will receive non-qualified options to purchase 10,000 shares of Common Stock upon election to the Board of Directors. Incentive options may not be granted under the Director Plan. The Board of Directors may also grant, from time to time, additional options to non-employee directors. All options granted will vest in four equal annual installments over a four-year period beginning on the first anniversary of the date of grant, subject to the Plan Administrator’s right to accelerate vesting at any time. The exercise price of the options granted to eligible directors is the fair market value of the Common Stock on the date of grant. The exercise price may be paid in cash, certified or bank check, other instrument acceptable to the Compensation Committee, or shares of Common Stock (subject to certain restrictions). Options granted under the Director Plan are exercisable for ten years from the date of grant, or, with respect to vested options, a date following the date at which such director to whom such option was granted ceases to serve on the Board of Directors. Stock Option Agreements to be issued under the Director Plan will provide generally that vested options will expire six months following the date a director retires from the Board of Directors.

Amendment and Termination

The Board of Directors may amend the Director Plan as it may deem proper and in the best interests of the Company; provided however, that no amendment may adversely affect options previously granted without the consent of the affected option holders. The Board of Directors may terminate the Director Plan at any time, except with respect to any options then outstanding.

New 2006 Plan Benefits

No grants have been made with respect to the shares of Common Stock to be reserved for issuance under the 2006 Plan. The number of shares of Common Stock that may be granted to non-employee directors is indeterminable at this time.

Tax Aspects under the U.S. Internal Revenue Code

The following is a summary of the principal federal income tax consequences of transactions under the Director Plan. It does not describe all federal tax consequences under the Director Plan, nor does it describe state or local tax consequences.

Non-Qualified Options.  No taxable income is realized by the optionee at the time a Non-Qualified Option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of Common Stock on the date of exercise, and the Company receives a tax deduction for the same amount and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of Common Stock have been held. Special rules will apply where all or a portion of the exercise price of the Non-Qualified Option is paid by tendering shares of Common Stock.

Parachute Payments.  The vesting of any portion of any option or other award that is accelerated due to the occurrence of a change of control may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Vote Required For Approval

The affirmative vote of holders of a majority of shares of Common Stock voting on the adoption of the 2006 Non-Employee Director Stock Option Plan is required to approve its adoption.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE FOR THE ADOPTION OF THE DIRECTOR PLAN.

Equity Compensation Plan Information

The following table provides information as of the end of the fiscal year ended October 2, 2005 regarding shares of Common Stock of the Company that may be issued under our existing equity compensation plans, including the Company’s Amended and Restated 2001 Stock Incentive Plan, the Company’s 1996 Non-Employee Directors’ Stock Option Plan, and the Company’s 1992 Stock Option Plan (under which no additional option grants may be made).

	Equity Compensation Plan Information
			Number of Securities
			Remaining Available for
			Future Issuance Under
	Number of Securities to be	Weighted Average	Equity Compensation Plan
	Issued Upon Exercise of	Exercise Price of	(Excluding Securities
	Outstanding Options,	Outstanding Options,	Referenced in
Plan category	Warrants and Rights	Warrants and Rights	Column (a))
	(a)	(b)	(c)

Equity compensation plans approved by security holders	1,262,952	$33.77	283,245
Equity compensation plans not approved by security holders	0	N/A	0
Total	1,262,952	$33.77	283,245

PROPOSAL 4

RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors of the Company has selected the accounting firm of Ernst & Young LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending October 1, 2006. Ernst & Young LLP has served as the Company’s independent registered public accounting firm since 1984. Ernst & Young LLP is considered by management of the Company to be well qualified. A representative of Ernst & Young LLP will be present at the Annual Meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

Although the Company is not required to submit the ratification of the selection of its independent registered public accounting firm to a vote of shareholders, the Audit Committee of the Board of Directors believe that it is sound policy to do so. In the event that the majority of the votes cast are against the selection of Ernst & Young LLP, the Audit Committee will consider the vote and the reasons for it in future decisions on the selection of independent registered public accounting firms.

Vote Required For Approval

The affirmative vote of holders of a majority of shares of Common Stock voting on the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm is required to approve the ratification.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

OTHER MATTERS

Principal and Management Shareholders

The following table presents information regarding beneficial ownership of the Company’s Common Stock as of December 1, 2005 by (1) each of the Named Executive Officers and (2) the persons or entities believed by the Company to be beneficial owners of more than 5% of the Company’s Common Stock based on certain filings made under Section 13 of the Exchange Act. All such information was provided by the shareholders listed and reflects their beneficial ownership as of the dates specified in the footnotes to the table.

	No. of Shares	Percent
	Beneficially	of
Name and Address of Beneficial Owner	Owned	Class

Richard A. Packer(1)	165,738	1.7%
A. Ernest Whiton(2)	46,936	*
Donald Boucher(3)	21,499	*
Steven K. Flora(4)	28,874	*
Ward M. Hamilton(5)	34,341	*
Wellington Management Company, LLP(6)	1,046,380	10.96%
75 State Street Boston, MA 02109
U.S. Trust Corporation(7)	493,620	5.17%
114 West 47th Street New York, NY 10039-1532
The TCW Group, Inc.(8)	500,000	5.2%
865 South Figueroa Street Los Angeles, CA 90017

*	Less than 1%.

(1)	Includes 152,438 shares of Common Stock issuable upon exercise of stock options which are exercisable within 60 days after December 1, 2005. Does not include options to purchase 87,563 shares of Common Stock which are not exercisable within 60 days after December 1, 2005.

(2)	Represents 46,936 shares of Common Stock issuable upon exercise of options which are exercisable within 60 days after December 1, 2005. Does not include options to purchase 30,314 shares of Common Stock which are not exercisable within 60 days after December 1, 2005.

(3)	Represents 21,499 shares of Common Stock issuable upon exercise of options which are exercisable within 60 days after December 1, 2005. Does not include options to purchase 11,501 shares of Common Stock which are not exercisable within 60 days after December 1, 2005.

(4)	Includes 4,000 shares of Common Stock held by Robert W. Baird & Co., Inc. TTEE FBO Steven K. Flora IRA. Includes 24,874 shares of Common Stock issuable upon exercise of options which are exercisable within 60 days after December 1, 2005. Does not include options to purchase 28,126 shares of Common Stock which are not exercisable within 60 days after December 1, 2005.

(5)	Includes 30,499 shares of Common Stock issuable upon exercise of options which are exercisable within 60 days after December 1, 2005. Does not include options to purchase 19,001 shares of Common Stock which are not exercisable within 60 days after December 1, 2005.

(6)	Based on information set forth in an Amendment No. 1 to a Schedule 13G/A filed with the Securities and Exchange Commission under the Exchange Act on February 14, 2005.

(7)	Based on information set forth in an Amendment No. 1 to a Schedule 13G/A filed with the Securities and Exchange Commission under the Exchange Act on February 14, 2005.

(8)	Based on information set forth on a Schedule 13G filed with the Securities and Exchange Commission under the Exchange Act on February 14, 2005.

Solicitation of Proxies

The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. In addition to the solicitation of proxies by mail, the directors, officers and employees of the Company may also solicit proxies personally or by telephone without special compensation for such activities. The Company will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners. The Company will reimburse such holders for their reasonable expenses.

Shareholder Proposals

For a proposal of a shareholder to be included in the Company’s proxy statement for the Company’s 2007 Annual Meeting of Shareholders, it must be received at the principal executive offices of the Company on or before August 22, 2006. Such a proposal must also comply with the requirements as to form and substance established by the Securities and Exchange Commission for such a proposal to be included in the proxy statement.

In addition, the Company’s Amended and Restated By-laws provide that any shareholder wishing to nominate a director or have a shareholder proposal considered at an annual meeting must provide written notice of such nomination or proposal and appropriate supporting documentation, as set forth in the Amended and Restated By-laws, to the Company at its principal executive offices (a) not less than 75 calendar days nor more than 120 calendar days prior to the anniversary date of the immediately preceding annual meeting of shareholders or special meeting in lieu thereof (the “Anniversary Date”) or (b) in the case of a special meeting of shareholders in lieu of the annual meeting or in the event that the annual meeting of shareholders is called for a date more than 30 calendar days prior to the Anniversary Date, not later than the close of business on (i) the 10th calendar day (or if that day is not a business day for the Company, on the next succeeding business day) following the earlier of (1) the date on which notice of the date of such meeting was mailed to shareholders or (2) the date on which the date of such meeting was publicly disclosed or (ii) if such date of notice or public disclosure occurs more than 75 calendar days prior to the scheduled date of such meeting, the 75th calendar day prior to such scheduled date of such meeting (or if that day is not a business day for the Company, on the next succeeding business day). For next year’s scheduled annual meeting, the deadline for submission of notice is November 11, 2006. Any proposal or nomination submitted after November 11, 2006 will be untimely. Any such proposal should be mailed to: ZOLL Medical Corporation, 269 Mill Road, Chelmsford, Massachusetts 01824, Attention: Secretary.

REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS
IMPORTANT TO THE COMPANY. PLEASE COMPLETE, DATE, SIGN
AND PROMPTLY RETURN THE ENCLOSED PROXY CARD TODAY.

ZOLL MEDICAL CORPORATION

December 20, 2005

APPENDIX A

ZOLL MEDICAL CORPORATION

AMENDED AND RESTATED
2001 STOCK INCENTIVE PLAN

Section 1.  General Purpose of the Plan; Definitions

The name of the plan is the ZOLL Medical Corporation Amended and Restated 2001 Stock Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees and other key persons (including consultants) of ZOLL Medical Corporation, a Massachusetts corporation (the “Company”), and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business, to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Administrator” is defined in Section 2(a).

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Non-Qualified Stock Options and Restricted Stock Awards.

“Board” means the Board of Directors of the Company.

“Change of Control” is defined in Section 11.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Committee” means the Committee of the Board referred to in Section 2.

“Corporate Transaction” is defined in Section 11(c)(iii).

“Covered Employee” means an employee who is a “Covered Employee” within the meaning of Section 162(m) of the Code.

“Effective Date” means the date on which the Plan was approved by stockholders as set forth in Section 13.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ National System or a national securities exchange, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Incumbent Directors” is defined in Section 11(c)(ii).

“Independent Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Restricted Stock” is defined in Section 6(a).

“Restricted Stock Award” means Awards granted pursuant to Section 6.

“Sale Event” is defined in Section 3(c).

“Sale Price” is defined in Section 3(c).

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Stock” means the Common Stock, par value $0.02 per share, of the Company, subject to adjustments pursuant to Section 3.

“Subsidiary” or “Subsidiaries” means any corporation or other entity (other than the Company) in which the Company has a controlling interest, either directly or indirectly.

“Voting Securities” is defined in Section 11(c)(i).

Section 2.  Administration of Plan; Administrator Authority to Select Grantees and Determine Awards

(a) Committee.  The Plan shall be administered by either the Board or a committee of not less than two Independent Directors (in either case, the “Administrator”).

(b) Powers of Administrator.  The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i) to select the individuals to whom Awards may from time to time be granted;

(ii) to determine the time or times of grant, and the extent, if any, of Non-Qualified Stock Options and Restricted Stock Awards or any combination of the foregoing, granted to any one or more grantees;

(iii) to determine the number of shares of Stock to be covered by any Award;

(iv) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of written instruments evidencing the Awards;

(v) to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(vi) subject to the provisions of Section 5(a)(ii), to extend at any time the period in which Stock Options may be exercised; and

(vii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

(c) Delegation of Authority to Grant Awards.  The Administrator, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Administrator’s authority and duties with respect to the granting of Awards at Fair Market Value, to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act or “covered employees” within the meaning of Section 162(m) of the Code. Any such delegation by the Administrator shall include a limitation as to the amount of Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price of any Stock Option, the price of Restricted Stock and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.

(d) Indemnification.  Neither the Administrator, the Board nor the Committee, nor any member of any of them or any delegatee thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Administrator, the Board and the Committee (and any delegatee thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors’ and officers’ liability insurance coverage which may be in effect from time to time.

Section 3.  Stock Issuable Under the Plan; Mergers; Substitution

(a) Stock Issuable.  The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 1,260,000 shares, subject to adjustment as provided in Section 3(b); provided that not more than 60,000 shares shall be issued in the form of Restricted Stock Awards. For purposes of this limitation, the shares of Stock underlying any Awards which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitation, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that no individual grantee may be granted Stock Options to acquire, in the aggregate, more than 100,000 shares of Stock during any 12-month period under the Plan. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company and held in its treasury.

(b) Changes in Stock.  Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for a different number or kind of securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Restricted Stock Awards, (ii) the number of Stock Options that can be granted to any one individual grantee, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iv) the repurchase price per share subject to each outstanding Restricted Stock Award, and (v) the price for each share subject to any then outstanding Stock Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options) as to which such Stock Options remain exercisable. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

The Administrator may also adjust the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the Administrator that such adjustment is appropriate to avoid distortion in the operation of the Plan; provided that no such adjustment shall be made in the case of a Stock Option, without the consent of the grantee, if it would constitute a modification, extension or renewal of the Option within the meaning of Section 424(h) of the Code.

(c) Mergers and Other Transactions.  In the case of and subject to the consummation of (i) the dissolution or liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (iii) a merger, reorganization or consolidation in which the outstanding shares of Stock are converted into or exchanged for a different kind of securities of the successor entity and the holders of the Company’s outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the successor entity immediately upon completion of such transaction, or (iv) the sale of all of the Stock of the Company to an unrelated person or entity (in each case, a

“Sale Event”), all Options that are not exercisable immediately prior to the effective time of the Sale Event shall become fully exercisable as of the effective time of the Sale Event and all other Awards with conditions and restrictions relating solely to the passage of time and continued employment shall become fully vested and nonforfeitable as of the effective time of the Sale Event, except as the Administrator may otherwise specify with respect to particular Awards. Upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate, unless provision is made in connection with the Sale Event in the sole discretion of the parties thereto for the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree (after taking into account any acceleration hereunder). In the event of such termination, each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options held by such grantee, including those that will become exercisable upon the consummation of the Sale Event; provided, however, that the exercise of Options not exercisable prior to the Sale Event shall be subject to the consummation of the Sale Event.

Notwithstanding anything to the contrary in this Section 3(c), in the event of a Sale Event pursuant to which holders of the Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Sale Event, the Company shall have the right, but not the obligation, to make or provide for a cash payment to the grantees holding Options in exchange for the cancellation thereof, in an amount equal to the difference between (A) the value as determined by the Administrator of the consideration payable per share of Stock pursuant to the Sale Event (the “Sale Price”) times the number of shares of Stock subject to outstanding Options (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options.

(d) Substitute Awards.  The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees or other key persons of another corporation in connection with the merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 3(a).

Section 4.  Eligibility

Grantees under the Plan will be such full or part-time officers and other employees and key persons (including consultants and prospective employees) of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

Section 5.  Stock Options

Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve. Stock Options granted under the Plan shall be Non-Qualified Stock Options. No Incentive Stock Options may be granted under the Plan.

(a) Stock Options Granted to Employees and Key Persons.  The Administrator in its discretion may grant Stock Options to eligible employees and key persons of the Company or any Subsidiary. Stock Options granted pursuant to this Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.

(i) Exercise Price.  The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant.

(ii) Option Term.  The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than 10 years after the date the Stock Option is granted.

(iii) Exercisability; Rights of a Stockholder.  Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(iv) Method of Exercise.  Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award agreement:

(A) In cash, by certified or bank check or other instrument acceptable to the Administrator;

(B) Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that have been beneficially owned by the optionee for at least six months and are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

(C) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure.

Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his or her stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award agreement or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price with previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of shares attested to.

(b) Non-transferability of Options.  No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee, or by the optionee’s legal representative or guardian in the event of the optionee’s incapacity. Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide in the Award agreement regarding a given Option that the optionee may transfer his Non-Qualified Stock Options to members of his immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option.

Section 6.  Restricted Stock Awards

(a) Nature of Restricted Stock Awards.  A Restricted Stock Award is an Award entitling the recipient to acquire, at such purchase price, if any, as determined by the Administrator, shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant (“Restricted Stock”). Restricted Stock Awards granted under the Plan shall be granted for, and in consideration of, past services rendered to the Company or a Subsidiary or other lawful consideration. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Restricted Stock Award is contingent on the grantee executing the Restricted Stock

Award agreement. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

(b) Rights as a Stockholder.  Upon execution of a written instrument setting forth the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Stock shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Stock are vested as provided in Section 6(d) below, and (ii) certificated Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 6(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

(c) Restrictions.  Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award agreement. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 10 below, in writing after the Award agreement is issued, if any, if a grantee’s employment (or other service relationship) with the Company and/or its Subsidiaries terminates for any reason, the Company shall have the right to repurchase Restricted Stock that has not vested at the time of termination at its original purchase price, from the grantee or the grantee’s legal representative.

(d) Vesting of Restricted Stock.  The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested.” Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 9 below, in writing after the Award agreement is issued, a grantee’s rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the grantee’s termination of employment (or other service relationship) with the Company and its Subsidiaries, and such shares shall be subject to the Company’s right of repurchase as provided in Section 6(c) above.

(e) Waiver, Deferral and Reinvestment of Dividends.  The Restricted Stock Award agreement may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

Section 7.  Tax Matters

(a) Payment by Grantee.  Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.

(b) Payment in Stock.  Subject to approval by the Administrator, a grantee may elect to have the Company’s minimum required tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the grantee with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

(c) Notice of Election Under Section 83 (b).  Each Restricted Stock grantee making an election under Section 83 (b) of the Code and the rulings and regulations thereunder, will provide a copy thereof to the Company within 30 days of the filing of such election with the Internal Revenue Service. In the event a

Restricted Stock grantee does not provide to the Company a copy of a valid election under Section 83 (b) of the Code filed with the Internal Revenue Service with respect to a Restricted Stock Award, the Company may presume that no such election was filed and, accordingly, withheld from any payments (including salary and bonuses) otherwise payable to the Restricted Stock grantee in order to comply with any withholding obligation arising upon the termination of any restriction.

Section 8.  Additional Conditions Applicable to Nonqualified Deferred Compensation Under Section 409A.

In the event any Stock Option under the Plan is granted with an exercise price of less than 100 percent of the Fair Market Value on the date of grant (regardless of whether or not such exercise price is intentionally or unintentionally priced at less than Fair Market Value), or such grant is materially modified and deemed a new grant at a time when the Fair Market Value exceeds the exercise price, or any other Award is otherwise determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the following additional conditions shall apply and shall supersede any contrary provisions of this Plan or the terms of any agreement relating to such 409A Award.

(a) Exercise and Distribution.  Except as provided in Section 8 hereof, no 409A Award shall be exercisable or distributable earlier than upon one of the following:

(i) Specified Time.  A specified time or a fixed schedule set forth in the written instrument evidencing the 409A Award.

(ii) Separation from Service.  Separation from service (within the meaning of Section 409A) by the 409A Award grantee; provided, however, that if the 409A Award grantee is a “key employee” (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) and any of the Company’s Stock is publicly traded on an established securities market or otherwise, exercise or distribution under this Section 8(a)(ii) may not be made before the date that is six months after the date of separation from service.

(iii) Death.  The date of death of the 409A Award grantee.

(iv) Disability.  The date the 409A Award grantee becomes disabled (within the meaning of Section 8(c)(ii) hereof).

(v) Unforeseeable Emergency.  The occurrence of an unforeseeable emergency (within the meaning of Section 8(c)(iii) hereof), but only if the net value (after payment of the exercise price) of the number of shares of Stock that become issuable does not exceed the amounts necessary to satisfy such emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the exercise, after taking into account the extent to which the emergency is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the grantee’s other assets (to the extent such liquidation would not itself cause severe financial hardship).

(vi) Change in Control Event.  The occurrence of a Change in Control Event (within the meaning of Section 8(c)(i) hereof), including the Company’s discretionary exercise of the right to accelerate vesting of such grant upon a Change in Control Event or to terminate the Plan or any 409A Award granted hereunder within 12 months of the Change in Control Event.

(b) No Acceleration.  A 409A Award may not be accelerated or exercised prior to the time specified in Section 8(a) hereof, except in the case of one of the following events:

(i) Domestic Relations Order.  The 409A Award may permit the acceleration of the exercise or distribution time or schedule to an individual other than the grantee as may be necessary to comply with the terms of a domestic relations order (as defined in Section 414(p)(1)(B) of the Code).

(ii) Conflicts of Interest.  The 409A Award may permit the acceleration of the exercise or distribution time or schedule as may be necessary to comply with the terms of a certificate of divestiture (as defined in Section 1043(b)(2) of the Code).

(iii) Change in Control Event.  The Administrator may exercise the discretionary right to accelerate the vesting of such 409A Award upon a Change in Control Event or to terminate the Plan or any 409A Award granted thereunder within 12 months of the Change in Control Event and cancel the 409A Award for compensation.

(c) Definitions.  Solely for purposes of this Section 8 and not for other purposes of the Plan, the following terms shall be defined as set forth below:

(i) “Change in Control Event” means the occurrence of a change in the ownership of the Company, a change in effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company (as defined in Section 1.409A-3(g) of the proposed regulations promulgated under Section 409A by the Department of the Treasury on September 29, 2005 or any subsequent guidance).

(ii) “Disabled” means a grantee who (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company or its Subsidiaries.

(iii) “Unforeseeable Emergency” means a severe financial hardship to the grantee resulting from an illness or accident of the grantee, the grantee’s spouse, or a dependent (as defined in Section 152(a) of the Code) of the grantee, loss of the grantee’s property due to casualty, or similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the grantee.

Section 9.  Transfer, Leave of Absence, Etc.

For purposes of the Plan, the following events shall not be deemed a termination of employment:

(a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

(b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

Section 10.  Amendments and Termination

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent. Except as provided in Sections 3(b) or 3(c), in no event may the Administrator exercise its discretion to permit a repricing (or decrease in exercise price) of outstanding Stock Options. Any material Plan amendments (other than amendments that curtail the scope of the Plan), including any Plan amendments that (i) increase the number of shares reserved for issuance under the Plan; (ii) expand the type of Awards available, materially expand the eligibility to participate, or materially extend the term of the Plan; or (iii) materially change the method of determining Fair Market Value, shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 10 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(c).

Section 11.  Status of Plan

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

Section 12.  Change of Control Provisions

Upon the occurrence of a Change of Control as defined in this Section 12:

(a) Except as otherwise provided in the applicable Award agreement, each outstanding Stock Option shall automatically become fully exercisable.

(b) Except as otherwise provided in the applicable Award Agreement, conditions and restrictions on each outstanding Restricted Stock Award which relate solely to the passage of time and continued employment will be removed. Performance or other conditions (other than conditions and restrictions relating solely to the passage of time and continued employment) will continue to apply unless otherwise provided in the applicable Award agreement.

(c) “Change of Control” shall mean the occurrence of any one of the following events:

(i) any “Person,” as such term is used in Sections 13(d) and 14(d) of the Act (other than the Company, any of its Subsidiaries, or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any of its Subsidiaries), together with all “affiliates” and “associates” (as such terms are defined in Rule 12b-2 under the Exchange Act) of such person, shall become the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25 percent or more of the combined voting power of the Company’s then outstanding securities having the right to vote in an election of the Company’s Board of Directors (“Voting Securities”) (in such case other than as a result of an acquisition of securities directly from the Company); or

(ii) persons who, as of the Effective Date, constitute the Company’s Board of Directors (the “Incumbent Directors”) cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to the Effective Date shall be considered an Incumbent Director if such person’s election was approved by or such person was nominated for election by either (A) a vote of at least a majority of the Incumbent Directors or (B) a vote of at least a majority of the Incumbent Directors who are members of a nominating committee comprised, in the majority, of Incumbent Directors; but provided further, that any such person whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of members of the Board of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board, including by reason of agreement intended to avoid or settle any such actual or threatened contest or solicitation, shall not be considered an Incumbent Director; or

(iii) the consummation of a consolidation, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Corporate Transaction”); excluding, however, a Corporate Transaction in which the stockholders of the Company immediately prior to the Corporate Transaction, would, immediately after the Corporate Transaction, beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing in the aggregate more than 50 percent of the voting shares of the corporation issuing cash or securities in the Corporate Transaction (or of its ultimate parent corporation, if any); or

(iv) the approval by the stockholders of any plan or proposal for the liquidation or dissolution of the Company.

Notwithstanding the foregoing, a “Change of Control” shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Voting Securities outstanding, increases the proportionate number of shares of Voting Securities beneficially owned by any person to 25 percent or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any person referred to in this sentence shall thereafter become the beneficial owner of any additional shares of Voting Securities (other than pursuant to a stock split, stock dividend, or similar transaction or as a result of an acquisition of securities directly from the Company) and immediately thereafter beneficially owns 25 percent or more of the combined voting power of all then outstanding Voting Securities, then a “Change of Control” shall be deemed to have occurred for purposes of the foregoing clause (i).

Section 13.  General Provisions

(a) No Distribution; Compliance with Legal Requirements.  The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Administrator may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

(b) Delivery of Stock Certificates.  Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records).

(c) Other Compensation Arrangements; No Employment Rights.  Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

(d) Trading Policy Restrictions.  Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policy, as in effect from time to time.

(e) Forfeiture of Awards under Sarbanes-Oxley Act.  If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, then any grantee who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company for the amount of any Award received by such individual under the Plan during the 12-month period following the first public issuance or filing with the United States Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement.

(f) Designation of Beneficiary.   Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

Section 14.  Effective Date of Plan

This Amended and Restated Plan became effective on          , following approval by the holders of a majority of the votes cast at the 2006 Annual Meeting of Stockholders of the Company. No grants of Stock Options or Restricted Stock may be made hereunder after          , 2016.

Section 15.  Governing Law

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of The Commonwealth of Massachusetts, applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS:  November 8, 2001

DATE APPROVED BY STOCKHOLDERS:  February 12, 2002

DATE AMENDMENT AND RESTATED APPROVAL BY THE BOARD OF DIRECTORS: December 17, 2003

DATE AMENDMENT AND RESTATED APPROVED BY STOCKHOLDERS:  February 11, 2004

DATE 2005 AMENDMENTS APPROVED BY THE BOARD OF DIRECTORS: November 15, 2005

DATE AMENDMENT AND RESTATED APPROVED BY STOCKHOLDERS:

APPENDIX B

ZOLL MEDICAL CORPORATION
2006 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

Section 1.  General Purpose of the Plan; Definitions

The name of the plan is the ZOLL Medical Corporation 2006 Non-Employee Director Stock Option Plan (the “Plan”). The purpose of the Plan is to promote the interests of ZOLL Medical Corporation, a Massachusetts corporation (the “Company”), by providing an inducement to obtain and retain the services of qualified persons who are not employees or officers of the Company or any Subsidiary (as defined below) to serve as members of the Board of Directors of the Company (the “Board”). It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Administrator” is defined in Section 2(a).

“Change of Control” is defined in Section 9.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Committee” means the Committee of the Board referred to in Section 2.

“Corporate Transaction” is defined in Section 9(b)(iii).

“Effective Date” means the date on which the Plan was approved by stockholders as set forth in Section 11.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ National System or a national securities exchange, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Incumbent Directors” is defined in Section 9(b)(ii).

“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Sale Event” is defined in Section 3(c).

“Sale Price” is defined in Section 3(c).

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Stock” means the Common Stock, par value $0.02 per share, of the Company, subject to adjustments pursuant to Section 3.

“Subsidiary” or “Subsidiaries” means any corporation or other entity (other than the Company) in which the Company has a controlling interest, either directly or indirectly.

“Voting Securities” is defined in Section 9(b)(i).

Section 2.  Administration of Plan; Administrator Authority

(a) Committee.  The Plan shall be administered by either the Board or a committee of not less than two Non-Employee Directors (in either case, the “Administrator”).

(b) Powers of Administrator.  The Administrator shall have the power and authority to select the Non-Employee Directors to whom Options may from time to time be granted; to determine the time or times of grant, and the extent, if any, of Options granted to any one or more Non-Employee Directors; to determine the number of shares of Stock to be covered by any Option; to at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Stock Option (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

(c) Indemnification.  Neither the Administrator, the Board nor the Committee, nor any member of any of them or any delegatee thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Administrator, the Board and the Committee (and any delegatee thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors’ and officers’ liability insurance coverage which may be in effect from time to time.

Section 3.  Stock Issuable Under the Plan; Mergers; Substitution

(a) Stock Issuable.   The maximum number of shares of Stock reserved and available for issuance under the Plan shall be the sum of (i) 55,000 shares and (ii) the number of shares of Stock remaining available for grant of options under the Company’s Non-Employee Director’s Stock Option Plan, originally adopted in 1996 (the “1996 Plan”), upon its expiration on April 22, 2006, subject to adjustment as provided in Section 3(b). For purposes of this limitation, the shares of Stock underlying any Options granted hereunder or any options granted under the 1996 Plan which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company and held in its treasury.

(b) Changes in Stock.  Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for a different number or kind of securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, (ii) the number of Stock Options automatically granted to Non-Employee Directors, (iii) the number and kind of shares or other securities subject to any then outstanding Stock Options under the Plan, and (iv) the price for each share subject to any then outstanding Stock Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options) as to which such

Stock Options remain exercisable. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

The Administrator may also adjust the number of shares subject to outstanding Options and the exercise price and the terms of outstanding Options to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the Administrator that such adjustment is appropriate to avoid distortion in the operation of the Plan; provided that no such adjustment shall be made, without the consent of the grantee, if it would constitute a modification, extension or renewal of the Option within the meaning of Section 424(h) of the Code.

(c) Mergers and Other Transactions.  In the case of and subject to the consummation of (i) the dissolution or liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (iii) a merger, reorganization or consolidation in which the outstanding shares of Stock are converted into or exchanged for a different kind of securities of the successor entity and the holders of the Company’s outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the successor entity immediately upon completion of such transaction, or (iv) the sale of all of the Stock of the Company to an unrelated person or entity (in each case, a “Sale Event”), all Options that are not exercisable immediately prior to the effective time of the Sale Event shall become fully exercisable as of the effective time of the Sale Event. Upon the effective time of the Sale Event, the Plan and all outstanding Options granted hereunder shall terminate, unless provision is made in connection with the Sale Event in the sole discretion of the parties thereto for the assumption or continuation of Options theretofore granted by the successor entity, or the substitution of such Options with new Options of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and the per share exercise prices, as such parties shall agree (after taking into account any acceleration hereunder). In the event of such termination, each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options held by such grantee, including those that will become exercisable upon the consummation of the Sale Event; provided, however, that the exercise of Options not exercisable prior to the Sale Event shall be subject to the consummation of the Sale Event.

Notwithstanding anything to the contrary in this Section 3(c), in the event of a Sale Event pursuant to which holders of the Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Sale Event, the Company shall have the right, but not the obligation, to make or provide for a cash payment to the grantees holding Options in exchange for the cancellation thereof, in an amount equal to the difference between (A) the value as determined by the Administrator of the consideration payable per share of Stock pursuant to the Sale Event (the “Sale Price”) times the number of shares of Stock subject to outstanding Options (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options.

Section 4.  Eligibility

Only individuals who are Non-Employee Directors may be granted an Option under this Plan.

Section 5.  Stock Options

Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve. Stock Options granted under the Plan shall be Non-Qualified Stock Options. No Incentive Stock Options may be granted under the Plan.

(a) Grants of Stock Options.

(i) Initial Automatic Grant.  Each Non-Employee Director who is first elected to serve as a Director at or after the Company’s 2006 annual meeting of stockholders (the “2006 Annual Meeting”, and each subsequent annual meeting of the Company’s stockholders being referred to as an “Annual Meeting”), and who did not previously receive a grant of a Stock Option to acquire 10,000 shares of Stock under the 1996

Plan, shall be granted on the third business day after his election a Stock Option to acquire 10,000 shares of Stock.

(ii) Other Grants.  The Board, in its discretion, may on one or more occasions grant additional Options to one or more Non-Employee Directors.

(iii) Exercise Price.  The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be 100 percent of the Fair Market Value on the date of grant.

(iv) Option Term.  The term of each Stock Option shall be 10 years after the date the Stock Option is granted.

(v) Exercisability; Rights of a Stockholder.  Stock Options shall become exercisable in four equal annual installments over a four-year period beginning on the first anniversary of the date of grant. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(vi) Method of Exercise.  Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods:

(A) In cash, by certified or bank check or other instrument acceptable to the Administrator;

(B) Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that have been beneficially owned by the optionee for at least six months and are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

(C) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure.

Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his or her stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option award agreement or applicable provisions of laws. In the event an optionee chooses to pay the purchase price with previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of shares attested to.

(b) Non-transferability of Options.  No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee, or by the optionee’s legal representative or guardian in the event of the optionee’s incapacity. Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide in the Option award agreement regarding a given Option that the optionee may transfer his Stock Options to members of his immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option.

Section 6.  Additional Conditions Applicable to Nonqualified Deferred Compensation Under Section 409A.

In the event any Stock Option under the Plan is granted with an exercise price of less than 100 percent of the Fair Market Value on the date of grant (regardless of whether or not such exercise price is intentionally or unintentionally priced at less than Fair Market Value), or such grant is materially modified and deemed a new grant at a time when the Fair Market Value exceeds the exercise price, or such grant is otherwise determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the following additional conditions shall apply and shall supersede any contrary provisions of this Plan or the terms of any agreement relating to such 409A Award.

(a) Exercise and Distribution.   Except as provided in Section 6 hereof, no 409A Award shall be exercisable or distributable earlier than upon one of the following:

(i) Specified Time.  A specified time or a fixed schedule set forth in the written instrument evidencing the 409A Award.

(ii) Separation from Service.  Separation from service (within the meaning of Section 409A) by the 409A Award grantee; provided, however, that if the 409A Award grantee is a “key employee” (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) and any of the Company’s Stock is publicly traded on an established securities market or otherwise, exercise or distribution under this Section 6(a)(ii) may not be made before the date that is six months after the date of separation from service.

(iii) Death.  The date of death of the 409A Award grantee.

(iv) Disability.  The date the 409A Award grantee becomes disabled (within the meaning of Section 6(c)(ii) hereof).

(v) Unforeseeable Emergency.  The occurrence of an unforeseeable emergency (within the meaning of Section 6(c)(iii) hereof), but only if the net value (after payment of the exercise price) of the number of shares of Stock that become issuable does not exceed the amounts necessary to satisfy such emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the exercise, after taking into account the extent to which the emergency is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the grantee’s other assets (to the extent such liquidation would not itself cause severe financial hardship).

(vi) Change in Control Event.  The occurrence of a Change in Control Event (within the meaning of Section 6(c)(i) hereof), including the Company’s discretionary exercise of the right to accelerate vesting of such grant upon a Change in Control Event or to terminate the Plan or any 409A Award granted hereunder within 12 months of the Change in Control Event.

(b) No Acceleration.  A 409A Award may not be accelerated or exercised prior to the time specified in Section 6(a) hereof, except in the case of one of the following events:

(i) Domestic Relations Order.  The 409A Award may permit the acceleration of the exercise or distribution time or schedule to an individual other than the grantee as may be necessary to comply with the terms of a domestic relations order (as defined in Section 414(p)(1)(B) of the Code).

(ii) Conflicts of Interest.  The 409A Award may permit the acceleration of the exercise or distribution time or schedule as may be necessary to comply with the terms of a certificate of divestiture (as defined in Section 1043(b)(2) of the Code).

(iii) Change in Control Event.  The Administrator may exercise the discretionary right to accelerate the vesting of such 409A Award upon a Change in Control Event or to terminate the Plan or any 409A Award granted thereunder within 12 months of the Change in Control Event and cancel the 409A Award for compensation.

(c) Definitions.  Solely for purposes of this Section 6 and not for other purposes of the Plan, the following terms shall be defined as set forth below:

(i) “Change in Control Event” means the occurrence of a change in the ownership of the Company, a change in effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company (as defined in Section 1.409A-3(g) of the proposed regulations promulgated under Section 409A by the Department of the Treasury on September 29, 2005 or any subsequent guidance).

(ii) “Disabled” means a grantee who (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company or its Subsidiaries.

(iii) “Unforeseeable Emergency” means a severe financial hardship to the grantee resulting from an illness or accident of the grantee, the grantee’s spouse, or a dependent (as defined in Section 152(a) of the Code) of the grantee, loss of the grantee’s property due to casualty, or similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the grantee.

Section 7.  Amendments and Termination

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Stock Option for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Option without the holder’s consent. Except as provided in Sections 3(b) or 3(c), in no event may the Administrator exercise its discretion to permit a repricing (or decrease in exercise price) of outstanding Stock Options. Any material Plan amendments (other than amendments that curtail the scope of the Plan), including any Plan amendments that (i) increase the number of shares reserved for issuance under the Plan; (ii) expand the type of awards available, materially expand the eligibility to participate, or materially extend the term of the Plan; or (iii) materially change the method of determining Fair Market Value, shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 7 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(c).

Section 8.  Status of Plan

With respect to the portion of any Stock Option that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Option or Options. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Options hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

Section 9.  Change of Control Provisions

Upon the occurrence of a Change of Control as defined in this Section 9:

(a) Each outstanding Stock Option shall automatically become fully exercisable.

(b) “Change of Control” shall mean the occurrence of any one of the following events:

(i) any “Person,” as such term is used in Sections 13(d) and 14(d) of the Act (other than the Company, any of its Subsidiaries, or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any of its Subsidiaries), together with all “affiliates” and “associates” (as such terms are defined in Rule 12b-2 under the Exchange Act) of such person, shall become the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25 percent or more of the combined voting power of the Company’s then outstanding securities having the right to vote in an election of the Company’s Board of Directors (“Voting Securities”) (in such case other than as a result of an acquisition of securities directly from the Company); or

(ii) persons who, as of the Effective Date, constitute the Company’s Board of Directors (the “Incumbent Directors”) cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to the Effective Date shall be considered an Incumbent Director if such person’s election was approved by or such person was nominated for election by either (A) a vote of at least a majority of the Incumbent Directors or (B) a vote of at least a majority of the Incumbent Directors who are members of a nominating committee comprised, in the majority, of Incumbent Directors; but provided further, that any such person whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of members of the Board of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board, including by reason of agreement intended to avoid or settle any such actual or threatened contest or solicitation, shall not be considered an Incumbent Director; or

(iii) the consummation of a consolidation, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Corporate Transaction”); excluding, however, a Corporate Transaction in which the stockholders of the Company immediately prior to the Corporate Transaction, would, immediately after the Corporate Transaction, beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing in the aggregate more than 50 percent of the voting shares of the corporation issuing cash or securities in the Corporate Transaction (or of its ultimate parent corporation, if any); or

(iv) the approval by the stockholders of any plan or proposal for the liquidation or dissolution of the Company.

Notwithstanding the foregoing, a “Change of Control” shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Voting Securities outstanding, increases the proportionate number of shares of Voting Securities beneficially owned by any person to 25 percent or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any person referred to in this sentence shall thereafter become the beneficial owner of any additional shares of Voting Securities (other than pursuant to a stock split, stock dividend, or similar transaction or as a result of an acquisition of securities directly from the Company) and immediately thereafter beneficially owns 25 percent or more of the combined voting power of all then outstanding Voting Securities, then a “Change of Control” shall be deemed to have occurred for purposes of the foregoing clause (i).

Section 10.  General Provisions

(a) No Distribution; Compliance with Legal Requirements.  The Administrator may require each person acquiring Stock pursuant to an Option to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

No shares of Stock shall be issued pursuant to an Option until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Administrator may require the placing of such stop-orders and restrictive legends on certificates for Stock and Options as it deems appropriate.

(b) Delivery of Stock Certificates.  Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records).

(c) Other Compensation Arrangements; No Continued Service Rights.  Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Options do not confer upon any Non-Employee Director any right to continued service with the Company or any Subsidiary.

(d) Trading Policy Restrictions.  Option exercises under the Plan shall be subject to the Company’s insider trading policy, as in effect from time to time.

(e) Designation of Beneficiary.  Each grantee to whom an Option has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Option or receive any payment under any Option payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

Section 11.  Effective Date of Plan

This Plan became effective on          , following approval by the holders of a majority of the votes cast at the 2006 Annual Meeting of Stockholders of the Company. No grants of Stock Options may be made hereunder after          , 2016.

Section 12.  Governing Law

This Plan and all Stock Options and actions taken thereunder shall be governed by, and construed in accordance with, the laws of The Commonwealth of Massachusetts, applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS:  November 15, 2005

DATE APPROVED BY STOCKHOLDERS:

LIBC/2638120.8

ZOLL MEDICAL CORPORATION
C/O COMPUTERSHARE
P.O. BOX 8694
EDISON, NJ 08818-8694

[ZOLCM — ZOLL MEDICAL CORPORATION] [FILE NAME: ZZLM11.ELX] [VERSION — (2)] [12/06/05] [orig. 12/01/05]

DETACH HERE	ZZLM11

☒	Please mark votes as in this example.	#ZOL

1.	Proposal to elect the following persons as Class II Directors to serve until the 2009 Annual Meeting and until their successors are duly elected and qualified:

Nominees:	(01) THOMAS M. CLAFLIN, II
(02) RICHARD A. PACKER

FOR ALL NOMINEES	☐	☐	WITHHOLD FROM ALL NOMINEES

☐

For all nominees except as noted above

		FOR	AGAINST	ABSTAIN
2.	Proposal to approve certain amendments to the ZOLL Medical Corporation Amended and Restated 2001 Stock Incentive Plan.	☐	☐	☐

3.	Proposal to approve the ZOLL Medical Corporation 2006 Non-Employee Director Stock Option Plan.	☐	☐	☐

4.	Proposal to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm.	☐	☐	☐

5.	In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting or at any adjournment(s) thereof.

Mark box at right if an address change or comment has been noted on the reverse side of this card.				☐

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Shareholders, the Proxy Statement with respect thereto and the Company’s 2005 Annual Report and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

Signature:	Date:	Signature:	Date:

ZOLL MEDICAL CORPORATION
Dear Shareholder,
Please take note of the important information regarding the Company’s management and financial results enclosed with this proxy card.
Your vote on these matters counts, and you are strongly encouraged to exercise your right to vote your shares.
Please mark one box for each proposal on the proxy card on the reverse side to indicate how your shares should be voted. Then, sign and date the card, detach it and return your proxy vote in the enclosed postage paid envelope.
Your vote must be received prior to the Annual Meeting of Shareholders to be held January 25, 2006.
Thank you in advance for your prompt consideration of these matters. This will help the Company avoid the expense of subsequent mailings.
Sincerely,

ZOLL MEDICAL CORPORATION

[ZOLCM — ZOLL MEDICAL CORPORATION] [FILE NAME: ZZLM12.ELX] [VERSION — (3)] [12/06/05] [orig. 12/01/05]

DETACH HERE	ZZLM12
ZOLL MEDICAL CORPORATION
Proxy for Annual Meeting of Shareholders
January 25, 2006
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby constitutes and appoints Richard A. Packer and A. Ernest Whiton and each of them, as Proxies of the undersigned, with full power to appoint their substitutes, and authorizes each of them to represent and to vote all shares of Common Stock of Zoll Medical Corporation (the “Company”) held by the undersigned as of the close of business on December 9, 2005 at the Annual Meeting of Shareholders to be held at the Conference Center at Goodwin Procter LLP, Exchange Place, Boston, Massachusetts 02109 on Wednesday, January 25, 2006, at 10:00 a.m., local time, and at any adjournments or postponements thereof.
When properly executed, this proxy will be voted in the manner directed by the undersigned shareholder(s). If no direction is given, this proxy will be voted FOR the election of the two nominees for Class II Directors, FOR the approval of certain amendments to the ZOLL Medical Corporation Amended and Restated 2001 Stock Incentive Plan, FOR the approval of the ZOLL Medical Corporation 2006 Non-Employee Director Stock Option Plan, and FOR the ratification for the selection of Ernst & Young LLP as the Company’s Independent registered public accounting firm; with discretionary authority to vote upon such other matters that may properly come before the meeting. The Board of Directors recommends a vote FOR Proposals 1, 2, 3 and 4. A shareholder wishing to vote in accordance with the Board of Directors’ recommendations need only sign and date this proxy and return it in the envelope provided.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?